UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) ☑ Filed by the Registrant ☐ Filed by a party other than the Registrant CHECK THE APPROPRIATE BOX: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☑ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY): ☑ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! LAKELAND FINANCIAL CORP. ATTN: KRISTIN PRUITT 202 EAST CENTER STREET PO BOX 1387 WARSAW, IN 46581 LAKELAND FINANCIAL CORPORATION You invested in LAKELAND FINANCIAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 11, 2023. Vote Virtually at the Meeting* April 11, 2023 4:30 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/LKFN2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D99649-P85530-Z84201 Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 28, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2023 Annual Meeting Vote by April 10, 2023 11:59 PM ET. For shares held in a Plan, vote by April 6, 2023 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D99650-P85530-Z84201 1. ELECTION OF DIRECTORS: Nominees: 1c. Robert E. Bartels, Jr. 1a. A. Faraz Abbasi 1d. Darrianne P. Christian 1b. Blake W. Augsburger 1e. David M. Findlay 1f. Michael L. Kubacki 1g. Emily E. Pichon 1h. Steven D. Ross 1i. Brian J. Smith 1j. Bradley J. Toothaker 1k. M. Scott Welch 2. APPROVAL, by non-binding vote, of the Company’s compensation of certain executive officers. 4. RATIFY THE APPOINTMENT OF CROWE LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. 3. Advisory vote on the frequency of advisory votes on the Company’s compensation of certain executive officers. NOTE: In accordance with their discretion upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting. For For For For For For For For For For For For For 1 Year